SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 17, 2005


                                West Marine, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)



       Delaware                    0-22512                     77-0355502
   -----------------           ---------------             ------------------
   (State or other            (Commission File             (I.R.S. Employer
   jurisdiction of                Number)                   Identification No.)
   incorporation)



                   500 Westridge Drive                          95076
                 Watsonville, California
              --------------------------------              ------------
          (Address of principal executive offices)           (Zip Code)



                                 (831) 728-2700

                            -----------------------
                 (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06.    Material Impairments.

On November 17, 2005, the Board of Directors of West Marine, Inc. resolved to phase out West Marine's use of the BoatU.S. trade name in its stores, based upon management's determination that the conversion of nearly all of West Marine's BoatU.S.-branded stores to West Marine-branded stores will reduce some costs and allow West Marine to operate more efficiently. As a result of the phase-out of the BoatU.S. trade name, West Marine will be required to recognize a non-cash impairment charge to non-current assets of approximately $2.0 million in the fourth quarter of 2005. West Marine's rebranding of its BoatU.S.-branded stores also is expected to result in approximately $1.3 million of future cash expenditures by West Marine, primarily to replace BoatU.S. signage and promotional materials.


Special Note Regarding Forward-Looking Statements

This Form 8-K includes "forward-looking statements" within the meaning of
Section 21E of the Securities Exchange Act of 1934, including forward-looking statements concerning expectations and statements that are predictive or express expectations that depend on future events or conditions that affect financial performance and that involve a number of risks and uncertainties. These forward-looking statements include, among other things, statements that relate to West Marine's future plans and expectations and similar projections, as well as facts and assumptions underlying these statements or projections. Actual results may differ materially from the expectations expressed or implied in these forward-looking statements due to various risks, uncertainties or other factors. Risks and uncertainties include West Marine's ability to maintain revenues, customer traffic and brand loyalty at BoatU.S. stores that are rebranded as West Marine stores, cash expenditures associated with the BoatU.S. rebranding that may exceed West Marine's current expectations and other risk factors described from time to time in West Marine's filings with the Securities and Exchange Commission, including West Marine's quarterly report on Form 10-Q for the period ended October 1, 2005. Except as required by applicable law, West Marine assumes no responsibility to update any forward-looking statements as a result of new information, future events or otherwise.




                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WEST MARINE, INC.



Date:  November 23, 2005                  By:  /s/ Eric Nelson
                                             ------------------------------
                                             Eric Nelson
                                             Senior Vice President and
                                             Chief Financial Officer